UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities and Exchange Act of 1934

Date of Report (Date of earliest reported): October 14, 2008

Avensys Corporation
(Exact name of registrant as specified in its charter)

Nevada	000-33199	88-0467848
(State or other jurisdiction	(Commission File No.)	(IRS Employer ID)
of incorporation)

400 Montpellier Blvd.
Montreal, Quebec
Canada H4N 2G7

(Address of principal executive offices and Zip Code)

(514) 904-6030

(Registrant's telephone number, including area code)

Copies to:
Darrin Ocasio, Esq.
Sichenzia Ross Friedman Ference LLP
61 Broadway
32nd Floor
New York, NY 10006
Tel:(212) 930-9700
Fax:(212) 930-9725

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01  Other Events.

Avensys Corp. (the “Company”) is trying to resolve accounting issues relating to the valuation and presentation of certain balance sheet items, and has been unable to do so within the fifteen day extension period awarded by the SEC. The completion of the required review of the Company’s financial information on a consolidated basis cannot be completed without resolving these issues. Therefore, the Company cannot complete and file its annual report on Form 10-K with the SEC at this time, without incurring undue hardship and expense.

 The Company is reviewing alternatives for dealing with these accounting concerns.

ITEM 9.01    Financial Statements and Exhibits.

None.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AVENSYS CORPORATION

Date: October 14, 2008	By:	/s/ John G. Fraser
John G. Fraser
President and Chief Executive Officer